ImmuCell Corporation

EXHIBIT 10.1

Development and Manufacturing Agreement between the Company and Lonza Sales, Ltd. dated July 15, 2010.

Confidential Treatment as to certain portions has been requested, which portions have been omitted and filed separately with the Securities and Exchange Commission

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FINAL EXECUTION COPY

Development and Manufacturing Agreement

Effective as of July 15, 2010 (the “Effective Date”)

by and between

LONZA Sales Ltd
Münchensteinerstrasse 38
4002 Basel
Switzerland;

- hereinafter “LONZA” -

and

IMMUCELL CORPORATION
56 Evergreen Drive
Portland, Maine 04103 USA

- hereinafter “IMMUCELL” -

in relation to the development and manufacture of Nisin by LONZA for IMMUCELL

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WHEREAS

A.

IMMUCELL has developed, continues to develop, and is the owner of certain products, including without limitation the intra-mammary infusion product which utilizes the active ingredient Nisin to be marketed under the trademark MAST OUT® (the “MAST OUT® Product”); and

B.	LONZA has expertise in the evaluation, development and production of therapeutic proteins for therapeutic use; and

C.

LONZA and IMMUCELL have entered into that certain Technology and Material Transfer and Evaluation Agreement dated as of November 12, 2009 (the “Transfer and Evaluation Agreement”), pursuant to which, among other things, IMMUCELL transferred the Process for the development and manufacture of Nisin (as defined below, the “Product”); and

D.

LONZA agrees to provide development and manufacturing services to IMMUCELL for the development and manufacture of Product, and IMMUCELL agrees to contract LONZA for services relating to the development and manufacture of Product as hereinafter described in this Agreement, and

E.	LONZA is prepared to perform such services for IMMUCELL on the terms and conditions set out herein.

NOW IT IS AGREED AS FOLLOWS:

1.	Definitions and Interpretation

The following terms shall have the following meanings unless the context requires otherwise:

“Affiliate”

means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant party to this Agreement. “Control” means the ownership of more than fifty per cent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question; For the benefit of clarity, Lonza Biotec s.r.o. of Kourim, Czech Republic is an Affiliate of LONZA;

“Agreement”	means this Development and Manufacturing Agreement incorporating all Schedules and Exhibits and as amended or varied from time to time by written agreement of the parties;

“cGMP Batch”	means the total Product obtained from one fermentation and associated purification run using the Process carried out in LONZA’s Facility);

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“Engineering Batch”	has the meaning set forth in Schedule 2, Stage 7.

“Validation Batch”	has the meaning set forth in Schedule 2, Stage 8.

“CommercialBatch”	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

“Commercial Campaign”	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

“Certificate of Analysis”	means a written certified analysis of test results that show Product conformance (or lack thereof) to the Product Specifications set forth in Schedule 1.

“cGMP”

means current Good Manufacturing Practices as promulgated under the U. S. Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC. For the avoidance of doubt, LONZA’s operational quality standards are defined in internal GMP policy documents;

“Confidential Information”

means “Information”, IMMUCELL Information” and “LONZA Information” as defined in the Confidentiality Agreement entered into by and between IMMUCELL and LONZA on May 5, 2008. “Confidential Information” also includes all copies, notes or extracts of IMMUCELL Information or LONZA Information, as applicable, as well as any summaries, memoranda and other documents based theron or derived therefrom, whether made by LONZA or IMMUCELL. The Parties agree that Confidential Information includes, without limitation, the IMMUCELL Intellectual Property, the LONZA Intellectual Property, the IMMUCELL Materials, the LONZA Developments, the IMMUCELL Developments and this Agreement.

“Deliver”, “Delivered” or “Delivery”	has the meaning given to it in Clause 6;

“Developments”

means all developments, including but not limited to, ideas, concepts, discoveries, inventions, developments, material, technology, know-how, formulas, trade secrets, techniques, methodologies, modifications, innovations, improvements, writings, documentation, data, research materials and rights (whether or not protectable under state, federal, or foreign patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice or tangible medium by IMMUCELL or LONZA (or under LONZA’s direction (solely or with others)) during the term of this Agreement.

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“External Contractor”

means any third party entrusted by LONZA, with IMMUCELL’s consent, to conduct activities required to complete the Services, including but not limited to third parties that synthesize DNA or perform tests on the Production Strain, Product or materials derived therefrom;

“Facility”	means the cGMP manufacturing facility of LONZA’s Affiliate Lonza Biotec s.r.o. in Kourim, Czech Republic;

“IMMUCELL Information”

means all proprietary and confidential technical and other information owned by IMMUCELL and not known to LONZA or in the public domain relating to the IMMUCELL Materials, Production Strain, the IMMUCELL Intellectual Property (including for the avoidance of doubt Developments thereto from time to time) and the Product, from time to time supplied by IMMUCELL to LONZA;

“IMMUCELL Intellectual Property”	means the IMMUCELL Technology and the IMMUCELL Patent Rights.

“IMMUCELL Materials”

means the Production Strain and any progeny and derivatives (modified or unmodified) of the Production Strain provided by IMMUCELL to LONZA under this Agreement and identified as such by Schedule 1 hereto and any other materials provided by IMMUCELL to LONZA under this Agreement for use by LONZA in connection with LONZA’s performance of the Services;

“IMMUCELL Patent Rights”

means the patents and patent applications identified in Exhibit A attached hereto, and any divisional, continuation or continuation-in-part of those applications, as well as any patents issued on the patent applications, and any reissues, reexaminations, extensions and substitutions (or the equivalent) thereof, and any foreign counterparts to those patents and patent applications. The IMMUCELL Patent Rights as they exist as of the Effective Date are set forth in Exhibit A. The parties agree that Exhibit A may be revised by the parties from time to time after the Effective Date to reflect changes thereto.

“IMMUCELL Technology”

means any and all rights in and to discoveries, technical information, specifications, methods, formulae, the Process, inventions, ideas, know-how, materials (including the IMMUCELL Materials) and/or data (whether or not protectable under patent, copyright, trade secrecy or similar laws), including patents, utility models, and registered and unregistered designs, including copyrights, trade secrets and any other form of protection afforded by law to inventions, works of authorship, databases and/or technical information and applications and registrations with respect thereto that are necessary or useful in performance of the Services and which IMMUCELL is the

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owner of or is entitled to use, excluding the LONZA Intellectual Property. The IMMUCELL Technology includes, but is not limited to, the IMMUCELL analytical methods used for in-process control and batch release; process for fermentation and isolation of Nisin; analytical SOPs and raw data formula identified and described in Schedule 2.

“LONZA Intellectual Property”

means any and all rights in and to discoveries, technical information, specifications, methods, formulae, processes, inventions, ideas, know-how, materials and/or data (whether or not protectable under patent, copyright, trade secrecy or similar laws), including patents, utility models, and registered and unregistered designs, including copyrights, trade secrets and any other form of protection afforded by law to inventions, works of authorship, databases and/or technical information and applications and registrations with respect thereto that are necessary or useful in performance of the Services and which LONZA is the owner of or is entitled to use, excluding the IMMUCELL Intellectual Property;

“LONZA Know-How”

means all proprietary and confidential technical and other information relating directly or indirectly to the Process and/or the performance of the Services owned by LONZA and not known by IMMUCELL or in the public domain;

“Price”	means the price specified in Schedule 3 for the Services;

“Process”	means the process for the development and production of the Product from the Production Strain, including any improvements or modifications thereto from time to time.

“Product”	means all or any part of the product manufactured using the Process (including any sample thereof), particulars of which are set out in Schedule 1 and includes all derivatives thereof;

“Production Strain”	means the lactococcus lactis strain provided by IMMUCELL for use in making Product, further particulars of which are set out in Schedule 1;

“Services”

means all or any part of the development and manufacturing services under this Agreement (including, without limitation, fermentation and purification development, master, working and extended cell bank creation, and sample and bulk production, particulars of which are set out in Schedule 2;

“Specification”	means the specifications for Product, particulars of which are set out in Schedule 1;

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“Terms of Payment”	means the terms of payment specified in Schedule 3.

For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) references to the singular number include the plural and vice versa and the use of the masculine shall include the feminine; (b) references to Clauses and Schedules are references to Clauses and Schedules to this Agreement; (c) “days” shall mean calendar days; (d) the use herein of the plural shall include the singular and vice versa; and (e) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision. Additional terms may be defined throughout this Agreement.

2.	Provision of the Services

2.1

LONZA shall diligently carry out the Services as provided in Schedules 1 and 2 and shall use all commercially reasonable efforts to achieve the estimated timescales set out in Schedule 2. LONZA shall perform the Services under this Agreement, including the development and manufacture of Product, in the Facility according to cGMP and the Specifications, as applicable, in accordance with Schedules 1 and 2. LONZA shall at all times use reasonable and adequate safety and protection measures to ensure that the results of the Services are not endangered by any unforeseen interruption of LONZA’s research and development activities. LONZA shall have the right to outsource certain activities included in the Services without the consent of IMMUCELL to an Affiliate, or – subject to IMMUCELL’s consent - to an External Contractor.

2.2

LONZA shall perform the Services, including the development and manufacture of Product in accordance with the Specification and cGMP, provided that there shall be no such obligation to meet the Specification in respect of the first two (2) Engineering Batches manufactured or in respect of the first batch of Product manufactured following any change in the Process agreed to or requested by IMMUCELL.

2.3

Owing to the unpredictable nature of the biological processes involved in the performance of the Services, in particular in connection with the development and manufacture of Product but subject to the provisions of Section 2.4, the timescales set down for the performance of the Services (including without limitation the dates for production and Delivery of Product) and the quantities of Product for Delivery set out in Schedule 2 are estimated only and shall therefore not be deemed binding obligations.

2.4

Without prejudice to LONZA’s obligations under Clauses 2.1 and 2.2 except as expressly provided below, IMMUCELL shall not be entitled to cancel any unfulfilled part of the Services that has been authorized by a Purchase Order issued by IMMUCELL pursuant to this Agreement, including without limitation Clause 7.4, or to refuse to accept the results of the Services on grounds of late performance, late delivery or failure to produce the estimated quantities of Product for Delivery. LONZA shall not be liable for any loss, damage, costs or expenses of any nature, whether direct or consequential, occasioned by:

(a) any delay in performance or Delivery howsoever caused; or

(b) any failure to produce the estimated quantities of Product for Delivery.

Notwithstanding the foregoing, if there is a material failure by LONZA to produce the agreed estimated quantities (if any) of Product for Delivery (other than due to the unpredictable nature

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of the biological processes involved in the performance of the Services)xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxIMMUCELL being released (at its option) from any obligations under firm purchase orders outstanding in accordance with Section 6.1 or Section 6.2, subject to the obligations owing by IMMUCELL to LONZA under Section 10.2.

2.5	LONZA shall comply with the International Committee for Harmonization regulatory requirements from time to time applicable to the Services as set out in Schedule 2.

2.6

LONZA hereby undertakes not to use the Production Strain, IMMUCELL Materials, IMMUCELL Information and/or IMMUCELL Intellectual Property (or any part thereof) for any purpose other than the performance of the Services under this Agreement exclusively for IMMUCELL.

3.	IMMUCELL Materials

The following terms shall govern the transfer and use of the IMMUCELL Materials.

3.1

In General. In performing the Services, IMMUCELL will transfer the IMMUCELL Materials to LONZA for use in connection with the performance of the Services. All IMMUCELL Materials provided to LONZA by IMMUCELL, whether developed before or after the Effective Date, together with any progeny and derivatives (modified or unmodified), will be owned solely by IMMUCELL.

3.2

Legal Title; Use. Legal title to any IMMUCELL Materials transferred hereunder shall be unaffected by this Agreement or the transfer made hereunder. LONZA will use any IMMUCELL Materials transferred to LONZA solely in connection with the performance of the Services. Except as otherwise provided at law, the transfer of the IMMUCELL Materials to LONZA gives LONZA no rights in such material other than those specifically set forth in this Agreement. Any use of the IMMUCELL Materials by LONZA other than in accordance with this Agreement or as may be provided by law is a material breach of this Agreement.

3.3	LONZA shall:

(a)

at all times use all reasonable endeavors to keep the Production Strain and/or IMMUCELL Materials secure and safe from loss and damage in such manner as LONZA stores its own material of similar nature;

(b)

not part with possession of the Production Strain and/or IMMUCELL Materials or the Product, save for the purpose of activities at the Facility or the External Contractor or as otherwise authorized in writing by IMMUCELL; and

(c)	ensure that all External Contractors are subject to obligations of confidence substantially in the form of those obligations of confidence imposed on LONZA under this Agreement.

4.	Licenses; Restrictions

4.1

(a) Subject to the terms and conditions of this Agreement, IMMUCELL hereby grants to LONZA and its Affiliates during the term hereof a non-exclusive, non-transferable, limited license to use the IMMUCELL Intellectual Property, IMMUCELL Developments,

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the IMMUCELL Information and the IMMUCELL Materials for the sole purpose of performing the Services at the Facility. (b) LONZA specifically agrees and acknowledges that the license grant hereunder is limited to the performance of the Services during the term of this Agreement exclusively for IMMUCELL, and that there are no implied licenses granted in this Agreement. LONZA acknowledges, understands and agrees that no right or license is granted by IMMUCELL to LONZA , express or implied, under the IMMUCELL Intellectual Property, IMMUCELL Developments, the IMMUCELL Information or the IMMUCELL Materials except as expressly provided herein. LONZA agrees that it will not transfer, transmit or otherwise distribute, sublicense, or provide the IMMUCELL Intellectual Property, the IMMUCELL Developments, the IMMUCELL Information and the IMMUCELL Materials to any third party. LONZA agrees not to use the IMMUCELL Intellectual Property, the IMMUCELL Developments, the IMMUCELL Information and the IMMUCELL Materials in connection with the manufacture of any products or the provision of any services offered by LONZA for commercial sale or other use. LONZA will comply with all laws and regulations applicable to handling and use of the IMMUCELL Intellectual Property, the IMMUCELL Developments, the IMMUCELL Information and the IMMUCELL Materials.

4.2

For the avoidance of doubt, neither party will, as a result of this Agreement, acquire any right, title, or interest in any intellectual property that the other party owns or controls as of the Effective Date of this Agreement (i.e., the IMMUCELL Intellectual Property or the LONZA Intellectual Property, as applicable), or that the other party obtains ownership or control of separate and apart from the performance of the Services under this Agreement.

4.3

LONZA agrees that during the term of this Agreement it will not, directly or indirectly (including without limitation through any Affiliate, subsidiary, partnership or otherwise) for any other party, research, develop, manufacture, sell, license, distribute, use or otherwise exploit any products or services that are based on pharmaceutical grade Nisin. During the term of this Agreement, no LONZA Intellectual property, LONZA Know-How or LONZA Developments shall be introduced in regard to the Services provided without the prior written consent of IMMUCELL. In the event that IMMUCELL consents to the use of the LONZA Intellectual property, LONZA Know-How or LONZA Developments, IMMUCELL shall receive, and LONZA hereby grants to IMMUCELL, a non-exclusive, royalty-free license to use such LONZA Intellectual property, LONZA Know-How or LONZA Developments during the term of this Agreement, and a non-exclusive, royalty bearing license after the expiration or termination of this Agreement in the event that IMMUCELL desires to continue to use such LONZA Intellectual property, LONZA Know-How of LONZA Developments after the expiration of this Agreement.

xxxxxxxx xxxxxxx xxxxxx xxxxxx xxxxxxxx xxxxxxxx xxxxx xxxx xxxxx xxxxxxx xxxx xxxxx xxxxx xxxx xxx xxx xxxx xxxxx xxxx xxx xx xxx xxx xx xxxx xxx xxxxx xx xxxx xx x xx x xxx xxxx xxxx xxx xxxx

4.4

LONZA will keep complete and accurate records of the status and progress of the performance of the Services, including with respect to the development and manufacture of Product. LONZA shall keep IMMUCELL regularly and fully informed of the progress and status of the performance of the Services, through regular telephone conversations and meetings between IMMUCELL and LONZA. In addition, LONZA will advise and update IMMUCELL in writing on the progress and results of the performance of the Services and shall furnish IMMUCELL with copies of all data and other results of the performance of the Services, including without limitation all

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IMMUCELL Developments and LONZA Developments, if any.

5.	Developments

5.1

IMMUCELL Developments. LONZA acknowledges that IMMUCELL is and will at all times remain the owner of the IMMUCELL Intellectual Property, the IMMUCELL Information and the IMMUCELL Materials and nothing contained in this Agreement shall be interpreted to grant LONZA any license or other rights to the IMMUCELL Intellectual Property, the IMMUCELL Information and the IMMUCELL Materials except as expressly provided in this Agreement. All Developments (a) solely invented by IMMUCELL or that, as applicable, are (b) invented or reduced to practice by LONZA, by LONZA and IMMUCELL, or by LONZA and/or its Affiliates, the External Contractors or other contractors or agents of LONZA, by use of the IMMUCELL Intellectual Property, the IMMUCELL Materials, or the IMMUCELL Information, (c) directly related to the performance of the Services; or (d) at IMMUCELL’s expense (collectively, the “IMMUCELL Developments”), shall be the sole and exclusive property of IMMUCELL. IMMUCELL Developments do not include LONZA Developments. LONZA hereby assigns to IMMUCELL and shall continue to assign to IMMUCELL all of its right, title and interest in any IMMUCELL Developments. LONZA shall promptly disclose to IMMUCELL in writing all IMMUCELL Developments. LONZA shall execute, and shall require LONZA’s personnel involved in the performance of the Services to execute, any documents reasonably required to confirm IMMUCELL’s ownership of the IMMUCELL Developments, and any documents required to apply for, maintain and enforce any patent or other right in the IMMUCELL Developments. Upon IMMUCELL’s request and at IMMUCELL’s expense, and at no cost to LONZA, LONZA shall assist IMMUCELL as may be necessary to apply for, maintain and enforce any patent or other right in the IMMUCELL Developments. For the avoidance of doubt, the parties agree that the term “IMMUCELL Developments” shall not under any circumstances be interpreted or defined to include any “LONZA Developments”.

5.2

LONZA Developments. IMMUCELL acknowledges that LONZA is and will at all times remain the owner of the LONZA Intellectual Property and the LONZA Know-How and nothing contained in this Agreement shall be interpreted to grant IMMUCELL any license or other rights to the LONZA Intellectual Property or the LONZA Know-How. All Developments solely invented or reduced to practice by LONZA and/or its Affiliates, contractors or agents develops, conceives, invents, reduces to practice or makes in the course of performance of the Services and that (i) arises from or relates to the LONZA Know-How and/or Intellectual Property; and (ii) is severable from the IMMUCELL Developments and does not reveal or disclose such (collectively, the “LONZA Developments”), shall be the sole and exclusive property of LONZA.

5.3

IMMUCELL has supplied to LONZA IMMUCELL Information, together with full details of any hazards relating to the Production Strain, Product and/or IMMUCELL Materials, their storage and use. Property in the Production Strain and/or IMMUCELL Materials and/or IMMUCELL Information supplied to LONZA shall remain vested in IMMUCELL.

6.	Delivery, Transportation of Product and IMMUCELL Tests

6.1

IMMUCELL shall provide LONZA with a rolling 36-months forecast schedule of demand showing their estimated amount of Product during that period (“Forecast Schedule”). The Forecast Schedule shall be updated quarterly on a routine basis or immediately if a shift in order pattern or volumes is recognized. The first such Forecast Schedule shall be provided to LONZA on the Effective Date and thereafter by the fifth (5th) working day of the first month of each calendar quarter. Amount of Product detailed in the first twelve (12) months from the Effective Date will represent firm orders of Product (“Firm Forecast Schedule”). Firm orders made by IMMUCELL on the basis of the Firm Forecast Schedule shall be submitted by facsimile or in any other

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written or electronic form, setting out the amount of Product required, the date for Delivery and the Delivery address. The remaining twenty-four (24) months of the Forecast Schedule shall be, on a rolling, non-binding basis.

6.2

At the latest twelve (12) months before the actual delivery of Product, IMMUCELL shall submit to LONZA a firm purchase order (“Firm Purchase Order”) by facsimile or in any other written or electronic form, setting out, including but not limited, the quantity of Product required, quality standard, the date for delivery and the delivery address. In the event that a Firm Purchase Order has to be changed on IMMUCELL’s demand, LONZA has to be informed in writing and full cost compensation of such change has to be carried by IMMUCELL.

6.3

LONZA shall confirm the delivery date(s) and quantity of Product to be delivered as set out in each Firm Purchase Order within ten (10) business days of receipt from IMMUCELL. Upon confirmation, each Firm Purchase Order will be regarded by the parties as a binding irrevocable commitment by LONZA to manufacture and to deliver to IMMUCELL the relevant quantity of Product according to the requirements set out in such Firm Purchase Order.

6.4

Product shall be delivered FCA (Free Carrier) the Facility (as defined by Incoterms 2000) which means (a) Lonza delivers Product, cleared for export, to the carrier nominated by IMMUCELL at the Facility and loaded onto the nominated carrier’s collecting vehicle (“Deliver,” “Delivery,” or “Delivered,” as appropriate), (b) risk and title to Product pass to IMMUCELL upon Delivery. At the time of Delivery, LONZA shall provide IMMUCELL by email or facsimile transmission with a Certificate of Analysis for each Product Delivery, and LONZA shall also ship a Product sample (with sample size to be specified by IMMUCELL) to IMMUCELL (at IMMUCELL’s address specified on page 1 of this Agreement). Subject to Clause 6.3, LONZA shall deliver to IMMUCELL the Certificate of Analysis not later than the date of Delivery. Transportation of Product and samples, whether or not under any arrangements made by LONZA on behalf of IMMUCELL, shall be made at the sole risk and expense of IMMUCELL.

6.5

At IMMUCELL’s request, LONZA will Deliver Product in quarantine prior to delivery of the Certificate of Analysis. Such request shall be accompanied by IMMUCELL’s written acknowledgement that the Product has been Delivered without the transmittal to IMMUCELL of a Certificate of Analysis, that accordingly the Product cannot be administered to animals until transmittal of the Certificate of Analysis and that IMMUCELL nevertheless accepts full risk of loss, title and ownership of the Product. The Delivery of Product in quarantine shall be subject to such testing requirements as LONZA may reasonably require (but no more than the agreed upon release testing package set forth in Schedule 1), and the xxxxxxxxxxxxxxxxxxx period referred to in Clause 6.11 shall run from Delivery in quarantine of the Product to IMMUCELL.

6.6

Unless otherwise agreed, LONZA shall package and label Product for Delivery in accordance with the packaging Specifications set forth in Schedule 1. It shall be the responsibility of IMMUCELL to inform LONZA in writing in advance of any special packaging and labelling requirements for Product. All additional costs and expenses of whatever nature incurred by LONZA in complying with such special requirements shall be charged to IMMUCELL in addition to the Price.

6.9	IMMUCELL shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

(a)	visible damage to or total or partial loss of Product in transit shall be given in writing to LONZA and the carrier within xxxxxxxxxxxxxxxxxxxxxx of receipt by IMMUCELL; or

(b)	non-Delivery shall be given in writing to LONZA within xxxxxxxxxxxxx after the date of LONZA’s dispatch notice.

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6.10

IMMUCELL shall make damaged Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Product notified by LONZA to IMMUCELL. LONZA shall offer IMMUCELL all reasonable assistance (at the cost and expense of IMMUCELL) in pursuing any claims arising out of the transportation of Product.

6.11

Promptly following receipt of Product or any sample thereof, IMMUCELL may carry out any of the tests outlined or referred to in the Specification set out in Schedule 1. Subject to Clause 2.2, if such tests show that the Product fails to meet Specification or was not manufactured in accordance with the requirements of cGMP, IMMUCELL shall give LONZA written notice thereof within xxxxxxxxxxxxxxxxxxxx from the date of IMMUCELL’s actual receipt of the Product and shall return such Product to LONZA’s premises for further testing. In the absence of such written notice Product shall be deemed to have been accepted by IMMUCELL as meeting Specification and the requirements of cGMP. Subject to Clause 2.2, if IMMUCELL has reasonably demonstrated to LONZA that Product returned to LONZA fails to meet Specification and/or the requirements of cGMP and that such failure is not due (in whole or in part) to acts or omissions of IMMUCELL or any third party after Delivery, LONZA shall, at IMMUCELL’s discretion, refund that part of the Price that relates to the production of such Product or replace such Product at its own cost and expense. In the event IMMUCELL requires LONZA to replace such Product, LONZA shall use all reasonable endeavors to do so with the minimum delay having regard to its commitments to third parties in the timing of such replacement.

6.12

Subject to Clause 2.2, if there is any dispute concerning whether Product returned to LONZA fails to meet Specification or whether such failure is due (in whole or in part) to acts or omissions of IMMUCELL or any third party after Delivery, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between LONZA and IMMUCELL or, in the absence of agreement by the President for the time being of the Association of the Swiss Pharmaceutical Industry. If the expert determines that the Product is off Specifications due to a fault or omission by LONZA, the costs of such independent expert shall be borne by LONZA. If the failure to meet the Specifications is not due to a fault or omission by LONZA, the cost of such independent expert shall be borne by IMMUCELL. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both LONZA and IMMUCELL.

6.13	The provisions of Clauses 6.11 and 6.12 shall be the sole remedy available to IMMUCELL in respect of Product that fails to meet Specification.

7.	Price and Terms of Payment

7.1

IMMUCELL shall pay the Price set out in Schedule 3 for provision of Services or purchase of Product that have been authorized by a purchase order issued by IMMUCELL pursuant to this Agreement, together with any additional costs and expenses that fall due under this Agreement in accordance with the Terms of Payment.

7.2

Prices for the Services provided by LONZA are based on the assumptions and information laid out in Schedule 2. If there is a significant deviation in the amount of Services to be provided by LONZA, the parties will enter good-faith negotiations regarding any price changes.

7.3	Unless otherwise indicated in writing by LONZA, all prices and charges are exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever

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nature imposed by or under the authority of any government or public authority, which shall be paid by IMMUCELL (other than taxes on LONZA’s income). All invoices are strictly net and payment must be made within xxxxxxxxxxxxxxxx of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

7.4

It is understood and acknowledged by LONZA and IMMUCELL that Services described in Schedule 2 (specifically Stages 2, 4, 5, 6, 7, 8 and 9) shall only commence upon the issuance of a written purchase order by IMMUCELL that authorizes LONZA to proceed with the Services described in each Stage (specifically Stages 2, 4, 5, 6, 7, 8 and 9) included in Schedule 2. IMMUCELL and LONZA acknowledge and agree that the terms and conditions that may be included in any IMMUCELL purchase order shall not apply and that the terms and conditions of this Agreement shall control. LONZA and IMMUCELL acknowledge that Stages 1 and 3 commenced on xxxxxxxxxxxxxxxxx pursuant to IMMUCELL Purchase Order No. D4986 and that IMMUCELL paid LONZA xxxxxxxxxxxxxxunder LONZA Invoice No. 5132 for the Services provided by Lonza in Stages 1 and 3.

7.5

For each deliverable specified in the Services as provided in Schedule 2, Stages 2.1, 2.2, 2.3, 5 and 6, IMMUCELL shall pay to LONZA the milestone payment amount corresponding to such deliverable, as set forth in the Schedule 3 as follows: xxxxxx xxxxxxxxxx xxxx of each milestone payment shall be due and payable after issuance of a written purchase order by IMMUCELL and receipt by IMMUCELL of an invoice from LONZA for xxxx xxxxxxxx xxxxxxx of the applicable milestone payment, and xxxxxx xxxxxxxx xxxxxxxxxxx xxxxxxxx of the applicable milestone payment shall be due and payable upon completion of the applicable deliverable. No milestone payment shall be contingent upon xxxxxxx xxxxxxxxxxx xxxxxxxxxxxx xxxxxxxxxx. After issuance of a written purchase order for Engineering Batches (Stage 7), Validation Batches (Stage 8) and Commercial Batches (Stage 9) of Product as applicable, IMMUCELL shall pay xxxxxxxxx xxxxxxxxxx of the price for each Batch as defined in Schedule 3 upon xxxxxx xxxxxxxxxxx xxxxxxxxx and after receipt by IMMUCELL of an invoice from LONZA for xxxxx xxxxx xxxxxxxxx of the price for each batch as defined in Schedule 3, and the xxxxxx xxxxxxx xxxxxxxxxx xxxxxx of the price for each Batch as defined in Schedule 3 shall be due and payable upon xxxxxxxx. Payment of each such invoice shall be due and owing within xxxxxxx of the invoice date. IMMUCELL agrees that, for the Term of this Agreement, LONZA shall exclusively manufacture 100% of IMMUCELL’s Commercial Batches of Product (“Exclusivity Obligation”). If IMMUCELL issues a purchase order covering the Validation Batches (Stage 8), LONZA agrees to reserve time in the Facility for xxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxxxI If LONZA is unable to accept a written purchase order from IMMUCELL that was submitted in accordance with Section 6 xxxxx then IMMUCELL shall be released from the Exclusivity Obligation and may seek alternate sources for Product. In such negotiations with an alternate vendor, IMMUCELL will make a good faith effort to xxxxxxx xxxxxx xxxxxxxxx xxxxxxxxxx xxxxxxxxxx If LONZA is unable to accept a written purchase order from IMMUCELL that was submitted in accordance with Section 6 xxxxxx xxxxx xxxxxxxx xxxxxxxxxxxx xxxxxxxxxx xxxxxxxxxxx xxxxxxxxxxxx xxxxxxxxxxx, then IMMUCELL and LONZA will negotiate in good faith an allocation of production between an amount held exclusively for Lonza and an excess to be obtained from alternate sources for Product.

7.6	In default of payment on due date:

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(a)	interest shall accrue on any amount overdue at the annual rate of xxxxxxxxxxxxxxxxxxxx, with interest calculated based on the number of days that payment is delinquent; and

(b)

LONZA shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services or to treat this Agreement as repudiated on not less than xxxxxxxxxxxxxxxxxxxxxx prior notice in writing to IMMUCELL given at any time thereafter.

8.	Warranties and Indemnification

8.1	LONZA warrants that:

(a)	the Services shall be performed in accordance with the terms and conditions of this Agreement, including, without limitation, Clauses 2.1 and 2.2;

(b)

as of the date of this Agreement the LONZA Know-How and/or Intellectual Property are owned by LONZA or LONZA is otherwise entitled to use them for the purposes of providing Services under this Agreement and during the term of this Agreement LONZA shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

(c)	LONZA has the necessary corporate authorizations to enter into this Agreement,;

(d)

as of the date of this Agreement to the best of LONZA’s knowledge and belief, the use by LONZA of the LONZA Know-How and the LONZA Intellectual Property (excluding any modifications or steps made or developed by IMMUCELL, IMMUCELL Materials, Information and/or Intellectual Property) and LONZA Know-How and/or Intellectual Property for the performance of the Services as provided herein will not infringe any rights (including without limitation any intellectual or industrial property rights) vested in any third party; and

(e)

LONZA will notify IMMUCELL in writing immediately if it receives or is notified of a claim from a third party that the use by LONZA of the LONZA Know-How and/or Intellectual Property for Services infringes any intellectual property rights vested in such third party.

8.2	IMMUCELL warrants that:

(a)

IMMUCELL has and shall at all times throughout the term of this Agreement have the right to supply the Production Strain, the other IMMUCELL Materials and IMMUCELL Information to LONZA and the necessary rights to permit LONZA to use the same for the purpose of the Services;

(b)	IMMUCELL has the necessary corporate authorizations to enter into this Agreement;

(c)

any of the Production Strain, the other IMMUCELL Materials, Information and/or Intellectual Property not owned by IMMUCELL are licensed to IMMUCELL under a license which will permit their use by LONZA to perform the Services;

(d)	to the best of IMMUCELL’s knowledge and belief, the use by LONZA of the Production Strain, other IMMUCELL Materials, Information and/or Intellectual Property for the

ImmuCell Corporation

Services (including without limitation the manufacture of the Product) will not infringe any intellectual property rights of any third party; and

(e)

IMMUCELL will promptly notify LONZA in writing if it receives or is notified of a claim from a third party that the Production Stain, other IMMUCELL Materials, Information and/or Intellectual Property or that the use by LONZA thereof for the provision of the Services infringes any intellectual property rights of such third party.

8.3

Disclaimer: THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.4

Indemnification by LONZA: Subject to Clauses 8.6, 8.7 and 8.8 below, LONZA shall defend, indemnify and hold harmless each of IMMUCELL and its directors, officers, and employees and the successors and assigns of any of the foregoing (each a “IMMUCELL Indemnitee”) from and against any loss, damage, costs and expenses (including court costs and legal fees on a full indemnity basis) that IMMUCELL may suffer arising directly out of any breach of the warranties given by LONZA in clause 8.1 above or any claims alleging that LONZA’s sole use of LONZA Know-How (excluding use of LONZA Know-How with IMMUCELL Materials or IMMUCELL Information) infringes any rights (including without limitation any intellectual property rights) vested in a third party (whether or not LONZA knows or should have known the same) provided that there shall be excluded from this indemnity all IMMUCELL revenue.

8.5

Indemnification by IMMUCELL: Subject to Clauses 8.6 and 8.7 below, IMMUCELL shall defend, indemnify and hold harmless each of LONZA and its directors, officers, and employees and the successors and assigns of any of the foregoing (each a “LONZA Indemnitee”) from and against any loss, damage, costs and expenses of any nature (including court costs and legal fees on a full indemnity basis), that LONZA may suffer arising directly out of any breach of the warranties given by IMMUCELL in clause 8.2 above or any claims alleging LONZA’s use of the Production Strain, IMMUCELL Materials or IMMUCELL Information infringes any rights (including, without limitation, any intellectual property rights) vested in any third party (whether or not IMMUCELL knows or should have known about the same) provided that there shall be excluded from this indemnity all LONZA actual or potential revenues other than those which are an integral part of any Price or fees which IMMUCELL is obliged to pay to LONZA under this Agreement. IMMUCELL shall further indemnify and maintain LONZA Indemnitees against all claims, actions, costs, expenses (including court costs and legal fees on a full indemnity basis) or other liabilities whatsoever in respect of:

(a)	any product liability in respect of Product, unless such liability is caused by the negligent act or omission of LONZA in the production and/or supply of Product; and

(b)	any negligent or willful act or omission of IMMUCELL in relation to the use, processing, storage or sale of the Product.

8.6

Indemnification Procedure: If a LONZA Indemnitee or a IMMUCELL Indemnitee (the “Indemnitee”) intends to claim indemnification under this Clause 8, it shall promptly notify the other party (the “Indemnitor”) in writing of such alleged liability. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual

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or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any liability covered by this Clause 8. The obligations of this Clause 8.6 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Clause 8. It is understood that only LONZA or IMMUCELL may claim indemnity under this Clause 8 (on its own behalf or on behalf of its Indemnitees), and other indemnitees may not directly claim indemnity hereunder.

8.7

Disclaimer of Consequential Damages: Subject to the second sentence of this Clause 8.7, in no event shall either party be liable to the other party for incidental, indirect, special, punitive or consequential damages arising from or related to breach of this Agreement. The foregoing disclaimer of damages shall not apply in the case of breach of Clause 9 (Confidentiality), or grossly negligent or intentionally wrongful acts or omissions.

8.8

Limitation of Liability: Subject to Clause 8.7 and to the second sentence of this Clause 8.8, in no event shall LONZA’s liability to IMMUCELL for direct damages arising from or related to breach of this Agreement exceed xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx. The foregoing limitation of liability shall not apply in the case of breach of Clause 9 (Confidentiality), or grossly negligent or intentionally wrongful acts or omissions.

9.	Confidentiality

9.1

IMMUCELL acknowledges that LONZA Know-How and LONZA acknowledges that IMMUCELL Information, IMMUCELL Intellectual Property and IMMUCELL Materials with which it is supplied by the other pursuant to the Agreement, is supplied, subject to Clause 9.5, in circumstances imparting an obligation of confidence and each agrees to keep such LONZA Know-How or such IMMUCELL Information secret and confidential and to respect the other’s proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such LONZA Know-How or such IMMUCELL Information, IMMUCELL Intellectual Property and IMMUCELL Materials to be disclosed to any third party save as expressly provided herein, nor to use such Information for any other purpose than the performance of this Agreement.

9.2

IMMUCELL and LONZA shall each procure that all their respective employees, consultants, contractors and persons for whom it is responsible having access to LONZA Know-How or IMMUCELL Information, IMMUCELL Intellectual Property and IMMUCELL Materials shall be subject to the same obligations of confidence as the principals pursuant to Clauses 9.1 and 9.3 and shall be bound by secrecy agreements in support of such obligations.

9.3

LONZA and IMMUCELL each undertake not to disclose or permit to be disclosed to any third party (including any contractors or consultants not previously approved in writing by LONZA, such approval not to be unreasonably withheld or delayed), or otherwise make use of or permit to be made use of (a) any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents, distributors or licensees of the other which comes into its possession under this Agreement or (b) the commercial terms of this Agreement except to the extent that the same is required to be disclosed pursuant to subpoena,

ImmuCell Corporation

court order, judicial process or otherwise by law, provided the receiving party provides prompt notice to the disclosing party of such requirement in order to give the disclosing party an opportunity to timely seek a protective order or other appropriate judicial relief. In the event the disclosing party is unable to obtain a protective order or other appropriate judicial relief, the receiving party shall disclose only that portion of the disclosing party’s confidential information which is legally required to be disclosed, and ensure that all such confidential information of the disclosing party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing party shall be given an opportunity to review the confidential information prior to its disclosure.

9.4	The obligations of confidence referred to in this Clause 9 shall not extend to any information which:

(a)	is or becomes generally available to the public otherwise than by reason of a breach by the receiving party of the provisions of this Clause 9;

(b)	is known to the receiving party and is at its free disposal prior to its receipt from the disclosing party;

(c)	is subsequently disclosed to the receiving party without being made subject to an obligation of confidence by a third party;

(d)

LONZA or IMMUCELL may be required to disclose under any statutory, regulatory or similar legislative requirement, subject to the imposition of obligations of secrecy wherever possible in that relation; or

(e)	is developed by any servant or agent of the receiving party without access to or use or knowledge of the information by the disclosing party.

9.5	The parties acknowledge that:

(a)

without prejudice to any other rights and remedies that the parties may have, the parties agree that the LONZA Know-How and IMMUCELL Information, IMMUCELL Intellectual Property and IMMUCELL Materials is valuable and that damages may not be an adequate remedy for any breach of the provisions of this Clause 9. The parties agree that the relevant party will be entitled without proof of special damage to seek the remedies of an injunction and other equitable relief for any actual or threatened breach by the other party;

(b)

save as provided herein LONZA shall not at any time have any right, title, license or interest in or to IMMUCELL Materials, Information and/or Intellectual Property or any other intellectual property rights vested in IMMUCELL or to which IMMUCELL is entitled; and

(c)

IMMUCELL shall not at any time have any right, title, license or interest in or to LONZA Know-How and/or LONZA Intellectual Property or any other intellectual property rights which are vested in LONZA or to which LONZA is otherwise entitled.

10.	Coming into Force, Termination

10.1	This Agreement shall come into force on the Effective Date and will remain in full force, unless or until terminated according to the terms of this Agreement; this Agreement shall terminate in

ImmuCell Corporation

the event that IMMUCELL elects not to submit a purchase order as provided herein and provides written notice to that effect to LONZA; provided, xxxxxxxx xxxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxxx xxxxxxxxxx xxxxx xxxx xxx xxxxxxxxxxx xxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxxxxxxxxx xxxxxxxx xxxxxxxxxxx xxxxxxxxxxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxxxxxxxx  (collectively the “Term”).

10.2

If it becomes apparent to either LONZA or IMMUCELL at any stage in the provision of the Services that it will not be possible to complete the Services for scientific or technical reasons, a xxxxxxxxxx period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, LONZA and IMMUCELL shall each have the right to terminate the Agreement with immediate effect by giving to the other party notice in writing. In the event of such termination, IMMUCELL shall pay to LONZA a termination sum calculated by reference to all the Services performed by LONZA prior to such termination (including a pro rata proportion of the Price for any stage of the Services which is in process at the date of termination) and all expenses and uncancellable costs which, despite LONZA’s commercially reasonable best efforts, Lonza could not avoid the reasonable incurrence thereof in giving effect to such termination (including the costs of terminating any commitments entered into under the Agreement, such termination sum not to exceed the Price). If LONZA is in material breach of this Agreement and fails to cure such material breach in accordance with the provisions of Section 10.4 below, IMMUCELL shall have the right to terminate this Agreement upon xxxxxxxxxxxxxxxx prior written notice and, in such event, IMMUCELL may seek alternate sources for Product.

10.3

For the avoidance of doubt, activities relating to fermentation shall be deemed to commence with the date of removal of the vial of cells from frozen storage for the performance of the fermentation (“Commencement”).

10.4	The parties may each terminate the Agreement with immediate effect by notice in writing to the other party upon the occurrence of any of the following events:

(a)

if the other commits a material breach of the Agreement (which shall include a breach of the warranties set out in Clause 8 above) which in the case of a breach capable of remedy is not remedied within thirty (30) days of the receipt by the other of notice identifying the breach and requiring its remedy; provided, however, that such additional thirty (30) day cure period shall not apply to any failure to make payment when due; or

(b)

if the other ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law.

10.5	Upon the termination of the Agreement for whatever reason:

(a)

LONZA shall promptly return to IMMUCELL all IMMUCELL Information and IMMUCELL Intellectual Property and shall dispose of or return to IMMUCELL Materials (and where supplied by IMMUCELL the Production Strain) and any materials therefrom, as directed by IMMUCELL, and LONZA shall not thereafter use or exploit the IMMUCELL Information, IMMUCELL Intellectual Property and IMMUCELL Materials in any manner whatsoever;

ImmuCell Corporation

(b)

IMMUCELL shall promptly return to LONZA all LONZA Know-How and LONZA Intellectual Property it has received from LONZA, and IMMUCELL shall not thereafter use or exploit the LONZA Know-How and/or Intellectual Property in any way whatsoever except as otherwise agreed upon in writing by LONZA and IMMUCELL;

(c)	LONZA and IMMUCELL shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 10.4.

10.6

Termination of this Agreement for whatever reason shall not affect the accrued rights of either LONZA or IMMUCELL arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect.

11.	Force Majeure

11.1

If LONZA is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to IMMUCELL specifying the matters constituting Force Majeure together with such evidence as LONZA reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, LONZA shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue provided that if such period of time exceeds one-hundred and eighty (180) days IMMUCELL may terminate the Agreement and be released from any obligations under firm purchase orders outstanding in accordance with Section 6.1 or Section 6.2 without further obligation to LONZA

11.2

The expression “Force Majeure” shall be deemed to include any cause affecting the performance by LONZA of the Agreement arising from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of LONZA.

12.	Governing Law, Interpretation, Jurisdiction and Enforceability

12.1

The construction, validity and performance of the Agreement shall be governed by the laws of the State of Delaware, USA without regard to any choice of law principle that would dictate the application of the law of another jurisdiction, and shall in no event be governed by The United Nations Convention on Contracts for the International Sale of Goods. The parties agree to try to amicably settle any dispute that may arise between the parties in relation to this Agreement pursuant to Section 12.3 of this Agreement. If no amicable settlement of any such dispute can be reached by the parties, the parties agree that they may pursue any and all remedies provided at law or in equity. This Agreement shall be interpreted in the English language and any differences in interpretation of the Agreement resulting from translation of the Agreement into a language other than the English language shall be of no effect.

12.2

No failure or delay on the part of either LONZA or IMMUCELL to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

12.3

Any disputes relating to issues arising from this Agreement shall, in the absence of resolution within thirty (30) days of the dispute arising, be referred to the Chief Executive Officers of IMMUCELL and LONZA, who shall discuss the matter and attempt to resolve it by mutual consent.

ImmuCell Corporation

12.4	Nothing in this Clause 12 shall prevent a party from exercising any right under this Agreement, including the right of termination under Clause 10 above.

13.	Notices

13.1

Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission, or if facsimile transmission is not available, by first class pre-paid post addressed

13.2	All such notices or other communications shall be deemed to have been received as follows:

(a)	if delivered personally, at the time of such delivery;

(b)	if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

(c)	if sent by first class pre-paid post, ten (10) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post.

14.	Illegality

14.1

If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever including but without limitation by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any Court or other body or authority having jurisdiction over the parties hereto:

(a)	such provision shall, so far as it is illegal, invalid or unenforceable, be given no effect by the Parties and shall be deemed not to be included in this Agreement;
(b)	the other provisions of this Agreement shall be binding on the Parties as if such provision was not included therein; and
(c)

the Parties agree to negotiate in good faith to amend such provision to the extent possible for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without rending such provision invalid or unenforceable.

15.	Miscellaneous

15.1

IMMUCELL shall obtain and maintain product liability insurance with a reputable and solvent insurance provider in the amount of at least Two Million Dollars (US) ($2,000,000.00 (US) per event or linked events. IMMUCELL shall ensure that LONZA’s interest shall be noted on the product liability insurance policy and IMMUCELL shall supply LONZA with a copy of such insurance policy on reasonable request and shall not terminate or amend (other than amending to increase the level of cover) such policy without prior written notice to LONZA.

15.2

Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either party shall be entitled without the prior written consent of the other party to assign, transfer, charge, sub-contract, deal with or in

ImmuCell Corporation

any other manner make over the benefit and/or burden of this Agreement to a successor of that party’s business by reason of merger, sale of all or substantially all of its assets or other form of acquisition.

15.3

Nothing herein shall be construed as releasing either party from any obligation that matured prior to the expiration or termination of this Agreement. The obligations of the parties under Clauses 2.6 (Restrictions on use of Production Strain, IMMUCELL Materials, IMMUCELL Information and IMMUCELL Intellectual Property), 4 (Licenses; Restrictions), 8 (Warranties and Indemnification), 9 (Confidentiality), and 10.4, 10.5 and 10.6 (consequences of termination) shall survive the termination of this Agreement for any reason.

15.4	The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of LONZA and IMMUCELL.

15.5

The Agreement embodies the entire understanding of LONZA and IMMUCELL and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in the Agreement. The terms of the Agreement shall supersede all previous agreements, including without limitation the Transfer and Evaluation Agreement, which may exist or have existed between LONZA and IMMUCELL relating to the Services.

15.6

No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both parties. Notwithstanding the above the parties hereby confirm that amendments to the Specification shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both parties, which quality and/or regulatory representative shall be nominated from time to time by each party.

[The next page is the signature page.]

ImmuCell Corporation

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

LONZA Sales Ltd	IMMUCELL

Basel, July 15,2010	Portland, July 15, 2010

Signature: /s/ Scott B. Waldman	Signature: /s/ Michael F. Brigham

———	Printed Name: Michael F. Brigham

Printed Name: Scott B. Waldman	Title: President & CEO

Title: Vice President and Secretary	Signature: /s/ Joseph H. Crabb

Signature: /s/ John McGrath	———

Printed Name: John McGrath	Printed Name: Joseph H. Crabb

Title: Senior VP and General Manager, Biological Operations	Title: Vice President & Chief Scientific Officer

ImmuCell Corporation

Schedule 1: Specifications

The work programme contains activities required prior to manufacture of a cGMP batch. Changes to the Specification may affect the activities, price and terms for the services.

(A) Packaging, storage and shipping specifications

(B) Specification for a master and working cell bank

For draft see Exhibit B

(C) Specification for bulk purified Product (cGMP)

For draft see Exhibit C

[TO BE AGREED UPON AND SET FORTH IN WRITING BY THE PARTIES SUBSEQUENT TO THE EFFECTIVE DATE]

ImmuCell Corporation

Schedule 2: Work program

(A) Supply of IMMUCELL Materials and IMMUCELL Technology

Prior to commencement of the Services at LONZA or, if appropriate, prior to the commencement of the relevant Stage of the Services, IMMUCELL shall supply LONZA with the following:

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xxxxx

IMMUCELL CORPORATION

(B) Activities to be Undertaken by LONZA

Stage 1	Technology transfer
Stage 2.1	Lab scale process
Stage 2.2	Reproduction/Scale-up
Stage 2.3	Process Limit Studies
Stage 3	Analytical Method Transfer/verification
Stage 4	Regulatory Support for first CMC Technical Section submission to FDA
Stage 5	Facility Adaptation
Stage 6	Preparation of cGMP documentation for Commercial Batches
Stage 7	Engineering Batches
Stage 8	Validation Batches
Stage 9	Commercial Campaign

ImmuCell Corporation

Stage 1: Technology Transfer

Objectives

1. To	transfer list of raw materials and suppliers.
2. To	transfer analytical methods used by IMMUCELL for in-process control and batch release.
3. To	transfer cGMP Working Cell Bank of production strain together with relevant documentation to LONZA according to cGMP.
4. To	transfer IMMUCELL’S fermentation processes for Nisin.
5. To	transfer IMMUCELL’S product harvesting and purification procedures for product.
6. To	define (LONZA) and approve (IMMUCELL) suitable quality and suppliers of raw materials and approve quality and suppliers of raw materials.
7. To	issue Quality Agreement.
8. To	issue Transfer Protocol.

Activities

xxxxxx xxxxx xxxxxx xxxxx xxxxxx xxxxxx xxxxxx xxxxxx xxxxxx xxxxxx xxxxxx xxxxxx xxxxxxx xxxx xxxxx xxxxxxx xxxxxxxx xxxxxxx xxxxxx

xx xxxxxx xxxxxxx xxxxxxxxx xxxxxx xxxxxxx.

xxxxx xxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxx xxxxxxxxx xxxxxxxx xxxxxxxx xxxxxx xxxxxxx xxxxxx xxxx xxxxxx xxxxxxxxx xxxxxxx xxxxxxx xxxxx xxxxxx xxxxxxx xxxxxxx xxxxxxxxx xxxxx xxxxxx

xxxx xxxxxx xxxxx xxxxxxxx xxxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxx xxxxxx xxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxxxxx.

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Timeline

Stage 1 commenced on xxxxxx xxxxx xxxxxx pursuant to IMMUCELL Purchase Order D4986. xxxx xxxxxxx xxxxxxxx xxxxxxxx xxxxxxx xxxxxxx xxxxxxxx xxxxxxx xxxxxxxx

Immucell Corporation

Stage 2: Lab Scale Process Reproduction and Scale-Up, Yield Reproduction Runs and Process Limit Studies

Objectives

1.	To implement IMMUCELL’S fermentation process
2.	To implement IMMUCELL’S isolation processes for production of Product
3.	To adapt IMMUCELL’S process to LONZA’S production equipment.
4.	To reproduce IMMUCELL’S quality of Product by LONZA adapted process.
5.	To assess the requirements for plant or process adaptations for production at LONZA’s plants.
6.	Perform Process limit studies.

Activities

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ImmuCell Corporation

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Timeline

Stage 2 will not commence unless IMMUCELL issues a corresponding purchase order for such services. Stage 2 may commence as soon as the corresponding parts of the tech transfer have been completed and shall be completed with the issue of the final reports of activities.xxxxxx xxxxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxxx xxxxxxxx xxxxxx xxxxx xxxxxx xxxxx xxxxxxx xxxxxxx xxxxxx xxxxxx xxxxxx xxxxxxx xxxxxx xxxxxxxx The scope of the process limit studies will be defined in a separate protocol which will be approved by both parties. The parties will work together in good faith to make portions of the data from Stage 2 available for this submission to the FDA as soon as possible.

ImmuCell Corporation

Stage 3: Analytical Method Transfer/Verification

Objectives

1.     Transfer and verify all analytical/biochemical methods for cGMP batch release.

2.     Transfer and verify analytical methods for in-process control.

Activities

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xxxxxx xxxxxx xxxxxx xxxxx xxxxxxx xxxx xxxxxx xxxxxx xxxxxxx xxxxxxx xxxxx xxxxx xxxxxxx xxxxxx xxxxxx xxxxxx xxxxxxx xxxxxxx xxxxxx xxxxxxx xxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxx

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Timeline

Stage 3 commenced on xxxx xxxxxxxx xxxxxx pursuant to IMMUCELL Purchase Order No. D4986.xxxxxx xxxxxxxxx xxxxxxxxxx xxxxxxxx xxxxxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxxx xxxxxxxx xxxxxxxx xxxxxxxxx xxxxxxxx xxxxxxxxxx xxxxxxxxx xxxxxxxxxxx xxxxxxx xxxxxx

ImmuCell Corporation

Stage 4: Regulatory Support for First CMC Technical Section Submisssion to FDA

Objective

To provide documentation for support of first regulatory submission of CMC Technical Section to FDA.

Activities

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Note: LONZA’s costs for this work is included in the payments for Stage 2 and Stage 3. Any additional regulatory support that IMMUCELL requires that is not covered by Stage 6 such as filing with another agency beyond the FDA will be charged separately at a cost which will be agreed upon in advance by the Parties.

Timeline

Stage 4 will commence in conjunction with Stage 2. LONZA will aim to complete the regulatory work as soon as possible after receiving all the relevant data from these services, in anticipation of IMMUCELL requiring the earliest possible filing date. Stage 4 shall be complete upon submission of the regulatory documentation.

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ImmuCell Corporation

Stage 5: Facility Adaptation

Prior to commencement of Stages 6-9, facility adaptation will be required. xxxxxx xxxxxx xxxxxxx xxxxxx xxxxxxx xxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxx xxxxxxxx xxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxxxxx xxxxxx

Timeline

Stage 5 will not commence unless IMMUCELL issues a corresponding purchase order for such services. xxxxxx xxxxxxx xxxxxxx xxxxxxxxx xxxxxx xxxxxx xxxxxxxx xxxxxxx xxxxxxx xxxx xxxxxxx xxxxxx xxxxxxxx xxxxxxxxx xxxxxxx xxxxxxx xxxxxxx xxxxxxxxx xxxxxxx xxxxxxx xxxxxxxxx xxxx xxxxx xxxxxx xxxxxxx xxxxxxxx xxxxxxxxx xxxxx xxxxxxxx

ImmuCell Corporation

Stage 6: Preparation of cGMP documentation for Commercial Batches

Objective

To prepare cGMP documentation for use in cGMP manufacture of Product.

Activities

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Timeline

Stage 6 will not commence unless IMMUCELL issues a corresponding purchase order for such services. Stage 6 may commence as soon as suitable information is available. Stage 6 shall be complete when IMMUCELL is notified by LONZA that the documentation has been approved by LONZA’S Quality Department and the copy of the issued GMP Product specification has been sent to IMMUCELL.

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ImmuCell Corporation

Stage 7: Engineering Batches

Objectives

To scale-up and reproduce the Process on production scale

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Activities

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Timeline

Stage 7 will not commence unless IMMUCELL issues a corresponding purchase order for such services. Stage 7 may commence as soon as the yield reproduction studies on lab scale are successfully accomplished (as mutually determined by the parties) and designated plant adaptation is completed (validation and qualification of equipment is accomplished).

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ImmuCell Corporation

Stage 8: Validation Batches

Objectives

Manufacture and release of Product from 3 cGMP Validation Batches xxxxx xxxxxxx xxxxxxxxxxx xxxxxxxxx xxxxxxxxx Liter nominal volume tank. Three (3) Validation batches are required.

Activities

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Timeline

Stage 8 will not commence unless IMMUCELL issues a corresponding purchase order for such services. Stage 8 may commence following successful completion of the Engineering Batches based upon criteria mutually agreed upon in advance by the parties. Also the batch documents will be refined and finalized with the knowledge gained during the Engineering Batches

The batches shall be complete upon disposition of Product by LONZA’S Quality department.

xxxxx xxxxxxxxxxx xxxxxxxxxx xxxxxxxxxxx xxxx xxxxxxx xxxxxxxx xxxxxxx xxxxxxxxx xxxxxxxxxxxxxxxxxxx If IMMUCELL requests in writing, the Product can be shipped in quarantine prior to release.

ImmuCell Corporation

Stage 9: Commercial Campaign

Objectives

Manufacture and release of Product from Commercial Batches xxxxxxxxxx xxxxxxxxxx xxxxxx xxxxx xxxx xxxxxxx xxxxx xxxxxxxxxxxx xxxxxx xxxxxxx xx Liter actual volume in a xxxxxx Liter nominal volume tank. IMMUCELL to specify the actual volume level between xxxxxxxxxxxxxxxx liters. xxxxx xxxxxxxx xxxxxxxx xxxxxxxxxxxx xxxxxxxxx xxxxxxxx xxxxxxx xxxxxxxx xxxxx xxxxxxx xxxxxxxx xxxxxxx xxxxx xxxxxxxxxx xxxxxxxxxx xxxxxxxxxx xxxxxxxxx x xxxxxxx xxx xxxxx xxx xxxxx xxxxx xxxxxxxx xxxxxx xxxxxx xxxxxx xxxxx xxx xxx xxx xxxxxxx xxxxxxx xxxxxxx

Activities

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Timeline

Stage 9 will not commence unless IMMUCELL issues a corresponding purchase order for such services. Stage 9 may commence as soon as the corresponding Engineering Batches and Validation Batches have been finalized at every stage and documentation is ready.

The batches shall be complete upon disposition of Product by LONZA’S Quality department. It is estimated that Product will be delivered 1 month from commencement of Stage 9. If IMMUCELL requests in writing, the Product can be shipped in quarantine prior to release.

ImmuCell Corporation

Schedule 3: Price summary, terms and conditions

Stage	Description	Timeline (months)	Price (CHF)
1	Technology Transfer	x	xxxxxxx
2.1	Lab Scale Process Reproduction/Scale-Up	xxxx	xxxxxxx
2.2	Yield Reproduction Runs	x	xxxxxxx
2.3	Process Limit Studies	x	xxx
3	Analytical Method Transfer/Verification	xxx	xxxxxxx
Included in prices for
4	Regulatory support for first CMC Technical Section Submission	x	Stage 2 and 3
5	Facility Adaptation	xxx	xxxxxxx
6	Preparation of cGMP Documentation for Commercial Batches	x	xxxxxx
7	Engineering Batch Price	xxx	xxxxxxxxxxx
8	Validation Batch Price	xxx	xxxxxxxx
9	Commercial Batch Price	x	xxxxxxxx

1) Work initiated under Immucell PO # D4986.

2) IMMUCELL may order one (1) or two (2) Engineering Batches for Stage 7.

3) A campaign of 3 Process Validation Batches is currently planned for Stage 8.

4)

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5) Process limit studies will be ordered by a separate PO based on approval of process limit protocol and corresponding price for that scope of work. Basic price is CHF xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

All prices exclude the following:

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Raw material, consumable costs charged at cost plus a xx handling fee.xxxxxx xxxx xx xxxx xxx xxx xxxxx xxxx xxxxxx xxxx xxxxx xxxx xxxxx xxxxx xxx xxx xxxx xxxx xxxxxx xxx xxxx xxxxx xxxxx xxxx xxxxxxxx xxx xxx xxxxxxx xxxxxxxx xxxxxxxx xx xxxx xxxxxx

ImmuCell Corporation

xxx xxx xxx xxxxx xxxxx xxxxx xxxxx xxxxx xxxxxxx xxxxx xxxxxx xxxx xxxx xxxxxx xxx xxxx xxxxx xxxx xxxxl xxx xxxx xxxx xxxx xxxxx xxx xxxxx xxxx xxx
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x Consumables for R&D activities and QC testing during full scale production charged at cost plus a xx handling fee. xxxxx xxxx xxxx xxx xxxxx xxxxxx xxx xxxx xxx xxxx xxxxxx x xxxxxx xxx xxxx xxx xxxx xxx xxx xxxx xx xxx xxxxxx xxxxx xxxxx xxxx xx xxxx xxxx xxxx xxx xxxx xxxxx xxxx xxxxxxx xxxxx xx xxxxx xxxxx xxx xxxxx xxx xxxxx xxxx xx xxx xx xxxx xx xxxx xxx xxxx xx xxx xxx xxx xxxx xxx xxxx xx xxxx xxx xxxx xx xx xxx xxxx xx x xxx xx xx xxx xxxxx xx xxx xxxxx xxxxx xx xxx xxxx xxxx xx xxxxxx xxx xxx xxx xxx xxxx xxx xxx xxxx xxxx xxx xxx xxxxx xxxx xxx xxx xxxx xxx xxxx xxx xx xxx xxx xxxx xx xx xx xxx xx xx xxxx xxxx xxx xxx xxx xx xxxx xxx xxxx xxxxx

—	Cost from external laboratories will be passed through customer with a xxxxxxxxxxxxx fee for sample preparation, result processing and review.

—	Shipment, insurance, duties and taxes where applicable.

ImmuCell Corporation

EXHIBIT A

U.S. Patent No. 6,794,181, Method of Purifying Lantibiotics.

U.S. Patent No. 5,763,395, Stabilized Lanthionine Bacteriocin Composition.

ImmuCell Corporation

EXHIBIT B

Draft Specifications for a master and working cell bank (from Schedule 1-B)

Master Cell Bank (70-001S)

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ImmuCell Corporation

EXHIBIT B (continued)

Working Cell Bank (Part #70-004)

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ImmuCell Corporation

EXHIBIT C

Draft Specifications for bulk purified Product (cGMP) (from Schedule 1-C)

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ImmuCell Corporation

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